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                         PRUDENTIAL SECTOR FUNDS, INC.
                       Prudential Financial Services Fund
                        Prudential Health Sciences Fund
                           Prudential Technology Fund
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                        Supplement Dated May 29, 2003 to
                       Prospectus Dated January 29, 2003

   The following amends the sections entitled 'Investment Advisers' and 'Portfolio Managers' in the prospectus for each fund named above:

   Effective on or about June 9, 2003, Jennison Associates LLC is responsible for managing 100% of each Fund's assets.

   In addition, Mark DeFranco is being replaced by Michael Del Balso as portfolio manager of Prudential Financial Services Fund, effective May 29, 2003. The following supplements the section entitled 'How the Funds are Managed--Portfolio Managers--Prudential Financial Services Fund' in the Prudential Sector Funds, Inc. prospectus:

   Michael Del Balso, who became a co-portfolio manager of the Fund in May 2003, is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc.

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